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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 14, 2003

                               AMBIENT CORPORATION
             (Exact name of registrant as specified in its charter)



           Delaware                     0-23723                 98-0166007
(State or Other Jurisdiction        Commission File            IRS Employer
      of Incorporation)                 Number)             Identification No.)


               1033 BEACON STREET, BROOKLINE, MASSACHUSETTS 02446
                    (Address of Principal Executive Offices)

                                  617-735-9395
              (Registrant's Telephone Number, including Area Code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Brightman Almagor & Co., certified public accountants based in Israel and a member of Deloitte Touche Tohmatsu ("Brightman"), has served as Ambient Corporation's (the "Company") auditors. As the Company has effectively terminated all of its research and development operations in the State of Israel, Brightman has advised the Company on May 12, 2003 that it has declined to stand for re-election as the Company's auditor for the year ending December 31, 2003. The audit committee (the "Audit Committee") of the Company's board of directors has yet to appoint principal auditors to audit the Company's financial statements for the year ending December 31, 2003. Until such time as the Audit Committee has appointed such new auditors, the Company's periodic reports on Form 10-QSB filed under Section 13 of The Securities and Exchange Act of 1934 will be reviewed, prior to filing, by independent accountants.

         The reports of Brightman on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and through the date of this report, the Company has had no disagreements with Brightman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Brightman would have caused them to make reference thereto in their report on the financial statements of the Company for such years.

         The Company provided Brightman with a copy of this disclosure and has requested that Brightman furnish the Company with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of such letter, dated May 14, 2003, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
--------

16.1   Letter of Brightman Almagor & Co., an affiliate of Deloitte Touche
       Tohmatsu

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE: MAY 14, 2003                        AMBIENT CORPORATION

                                          BY: /s/ JOHN J. JOYCE,
                                              ------------------
                                                  JOHN J. JOYCE,
                                                  CHIEF EXECUTIVE OFFICER

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Securities and Exchange Commission
Washington, DC 20549

May 14, 2003

Ladies and Gentlemen:

         We were previously principal accountants for Ambient Corporation and, under the date of March 25, 2003, we reported on the consolidated financial statements of Ambient Corporation and subsidiaries ("Ambient") as of and for the years ended December 31, 2002 and 2001. On May 12, 2003, we notified the Company that we have declined to stand for re-election as its auditors for the year ending December 31, 2003. We have read Ambient's statements included under Item 4 of its Form 8-K dated May 12, 2003, and we agree with such statements.

Very truly yours,




                                /s/ BRIGHTMAN ALMAGOR & CO.
                                    A MEMBER OF DELOITTE TOUCHE TOHMATSU